Exhibit 32.1


                  WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, the Chief Executive Officer of Colonial Properties Trust, our general partner, hereby certifies that, to his knowledge on the date hereof:

     (a) The Form 10-K of Colonial Realty Limited Partnership for the period ended December 31, 2003 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Colonial Realty Limited Partnership.



Date: March 15, 2004                  By:   /s/ Thomas H. Lowder
                                         ----------------------------
                                                Thomas H. Lowder
                                                Chief Executive Officer









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                                                                  Exhibit 32.2


                  WRITTEN STATEMENT OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, as acting Chief Financial Officer of Colonial Properties Trust, our general partner, hereby certifies that, to his knowledge on the date hereof:

     (a) The Form 10-K of Colonial Realty Limited Partnership for the period ended December 31, 2003 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Colonial Realty Limited Partnership.


Date: March 15, 2004               By:  /s/ John P. Rigrish
                                       -------------------------
                                            John P. Rigrish
                                            Chief Administrative Officer
                                           (as acting Chief Financial Officer)